File Nos. 333-21821, 811-08055

    As filed with the Securities and Exchange Commission on          , 1999

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            Registration Statement Under the Securities Act of 1933        |X|
                        Pre-Effective Amendment No. __                     |_|
                        Post-Effective Amendment No. 3                     |X|
                                      and
        Registration Statement Under the Investment Company Act of 1940    |X|
                                Amendment No. 5                            |X|

                        (Check appropriate box or boxes.)

                       -----------------------------------

                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (Registrant's Exact Name, Address and Telephone Number)

                             Peter C. Clapman, Esq.
                             TIAA-CREF Mutual Funds
                                730 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Steven B. Boehm, Esq.
                        Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

|_| Immediately upon filing                |_|  On (date) pursuant to
    pursuant to paragraph (b)                   paragraph (b)

|_| 60 days after filing pursuant          |X|  On April 1, 1999 pursuant
    to paragraph (a)(1)                         to paragraph (a)(1)

|_| 75 days after filing pursuant to       |_|  On (date) pursuant to
    paragraph (a)(2)                            paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities being registered:
              shares of an open-end management investment company.

Prospectus, dated       , 1999

TIAA-CREF Mutual Funds

      International Equity Fund
      Growth Equity Fund
      Growth & Income Fund
      Managed Allocation Fund
      Bond Plus Fund
      Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these funds' shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information...........................................................
      Investment Objectives, Strategies and Risks.............................
      Past Performance........................................................
      Fees and Expenses.......................................................

Investment Objectives, Policies and Strategies................................
      The Equity Funds........................................................
            The International Equity Fund.....................................
            The Growth Equity Fund............................................
            The Growth & Income Fund..........................................
      Other Investments and Investment Techniques-Equity Funds................
      The Managed Allocation Fund.............................................
      The Bond Plus Fund......................................................
      The Money Market Fund...................................................

Investment Practices and Risk Considerations..................................
      Foreign Investments.....................................................
      Currency Transactions...................................................
      Illiquid Securities.....................................................
      Non-Investment Grade Bonds..............................................
      Repurchase Agreements...................................................
      Mortgage-Backed Securities..............................................

TIAA-CREF Mutual Funds' Management............................................
      Fund Managers...........................................................

Determining the Price of Fund Shares..........................................

Dividends and Distributions...................................................

Taxes ........................................................................

Shareholder Services..........................................................
      Who can Open an Account.................................................
      Types of Accounts.......................................................
      How to Buy Shares.......................................................
      How to Redeem Shares....................................................
      How to Exchange Shares..................................................
      Other Investor Information..............................................

Financial Highlights..........................................................

SUMMARY INFORMATION
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.

      TIAA-CREF Mutual Funds has six investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments. The funds are subject to the following general risks:

o Market Risk - Stock prices in general can decline over short or extended periods as a result of political or economic events.

o Company Risk - A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down, or it may not be able to pay principal and interest on its bonds when due.

o Interest Rate Risk - Bond prices may fall as interest rates rise and vice versa.

      Special risks associated with particular funds are discussed in the following fund summaries:

International Equity Fund

Investment Objective          The Fund seeks favorable long-term returns, mainly
                              through capital appreciation.

Principal Investment
Strategies                    The Fund invests in a broadly diversified
                              portfolio of primarily foreign equity investments.
                              The Fund will have at least 80 percent of its total assets invested in securities of issuers located in at least three countries other than the U.S. The Fund allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets.

Special Investment
Risks Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments.

Who may want to invest        The Fund may be appropriate for investors who seek
                              above-average long-term returns, who understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

Growth Equity Fund

Investment Objective          The Fund seeks a favorable long-term return,
                              mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Principal Investment
Strategies                    The Fund will invest at least 80 percent of its
                              total assets in growth stocks. This includes the stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Fund looks for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects.

Special Investment
Risks The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the Fund will probably be more volatile than the overall stock market, and could significantly outperform or underperform the market.

Who may want to invest        The Fund may be appropriate for investors who are
                              looking for long-term capital appreciation and a hedge against inflation, but who are willing to tolerate fluctuations in value.

Growth & Income Fund

Investment Objective          The Fund seeks a favorable long-term return
                              through capital appreciation and investment income.

Principal Investment
Strategies                    The Fund invests in a broadly diversified
                              portfolio of common stocks. Normally, the Fund intends to invest at least 80 percent of its assets in income-producing equity securities selected for their investment potential. The Fund may also invest in foreign securities.

Who may want to invest        The Fund may be appropriate for investors who want
                              capital appreciation and current income but who also can accept the risk of market fluctuations.

Managed Allocation Fund

Investment Objective          The Fund seeks a return that reflects the broad
                              investment performance of the financial markets through capital appreciation and investment income.

Principal Investment
Strategies                    The Fund invests in the TIAA-CREF Mutual Funds'
                              other investment funds. Under normal conditions, the Fund will invest approximately 60 percent of its assets in the Growth and Income, International
                              Equity and Growth Equity Funds and approximately
                              40 percent in the Bond Plus Fund. Depending upon our analysis of market, economic, and financial conditions, these percentages may fluctuate up and down by up to 15 percent.

Special Investment
Risks The Fund shares the risks of the funds it invests in. Because it invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

Who may want to invest        The Fund may be appropriate for investors who
                              prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with time horizons of at least five years and who seek broad diversification.

Bond Plus Fund

Investment Objective          The Fund seeks a favorable long-term return,
                              primarily through high current income consistent with preserving capital.

Principal Investment
Strategies                    The Fund invests at least 80 percent of its assets
                              in bonds. At least 75 percent of the Fund will be invested primarily in a broad range of debt securities, such as U.S. Treasury and Agency securities, corporate bonds, mortgage-backed securities and money market instruments. The
                              Fund's other assets may be invested in illiquid securities (such as "Rule 144a" private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the Fund's assets.

Special Investment
Risks Non-investment grade securities (also called "high-yield" or "junk" bonds) offer higher returns but also involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent.

Who may want to invest        The Fund may be appropriate for more conservative
                              investors who want to invest in a general bond fund that has the potential for a higher yield and a slightly higher level of risk than traditional bond funds.

Money Market Fund

Investment Objective          The Fund seeks high current income consistent with
                              maintaining liquidity and preserving capital.

Principal Investment
Strategies                    The Fund invests primarily in high quality
                              short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.

Who may want to invest        The Fund may be suitable for conservative
                              investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that are lower than those offered by longer-term investments.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

      The bar charts and performance table shown below help illustrate some of the risks of investing in the funds, and how investment performance varies. They show each Fund's returns over the 1998 calendar year and since their September 2, 1997 inception, and how those returns compare to those of broad-based securities market indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future.

[Insert bar charts for each fund showing average annual total return for 1998 and since inception, with actual return numbers under each bar.]

International Equity Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending        .

Growth Equity Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending         .

Growth & Income Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending         .

Managed Allocation Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending         .

Bond Plus Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending         .

Money Market Fund.

[bar chart]
Since inception, the highest return for a quarter was        , for the quarter
ending        , and the lowest return for a quarter was        , for the quarter
ending         .

                         Average Annual Total Returns
                                   All Funds

                                                                                                              Since inception
                                                                                 One year                    (September 2, 1997 to
                                                                   (January 1, 1998 to December 31, 1998)     December 31, 1998)
The International Equity Fund

           Morgan Stanley Capital International Europe,
           Australia and Far East Index

The Growth Equity Fund


           Russell 3000(R) Growth Index


The Growth & Income Fund

           S&P 500 Stock Index

The Managed Allocation Fund

           Morgan Stanley Capital International Europe,
           Australia and Far East Index

           S&P 500 Stock Index

           Lehman Brothers Aggregate Bond Index

           Composite Index (12% Morgan Stanley
           EAFE, 48% S&P 500 Stock Index and 40%
           Lehman Brothers Aggregate Bond Index)

The Bond Plus Fund

           Lehman Brothers Aggregate Bond Index

The Money Market Fund

           IBC Money Fund Report - All Taxable Average

For the Money Market Fund's most current 7-day yield, please call us at 800 223-1200.

FEES AND EXPENSES

      This table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

Shareholder Fees
      (fees paid directly from your investment)

      Maximum Sales Charge Imposed on Purchases
            (as a percentage of offering price) ............................0%
      Maximum Deferred Sales Charge.........................................0%
      Maximum Sales Charge Imposed on
            Reinvested Dividends............................................0%
      Redemption Fee  ......................................................0%
      Exchange Fee .........................................................0%

Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)

                         Management  Other Expenses        Total Fund         Fee           Net
                            Fee                        Operating Expenses   Waiver(1)     Current
                                                                                            Fees
The International          0.99%            0                 0.99%          0.50%         0.49%
Equity Fund

The Growth Equity          0.95%            0                 0.95%          0.50%         0.40%
Fund

The Growth & Income        0.93%            0                 0.93%          0.50%         0.43%
Fund

The Managed                0.00%            0                 0.00%          0.00%         0.00%
Allocation Fund(2)

The Bond Plus Fund         0.80%            0                 0.80%          0.50%         0.30%

The Money Market
Fund                       0.79%            0                 0.79%          0.50%         0.29%

      (1) Teachers Advisors, Inc. ("Advisors"), the investment advisor for the Funds, has agreed to waive a portion of its fee for managing each Fund (other than the Managed Allocation Fund, which doesn't pay a management fee). This waiver is contractual and will remain in effect until July 1, 2000.

      (2) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests.

Example

      This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

      This Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1          3            5         10
                                         Year       Years       Years      Years

      International Equity Fund          $50        $158        $275       $617

      Growth Equity Fund                 $46        $145        $253       $568

      Growth & Income Fund               $44        $138        $242       $544

      Managed Allocation Fund (1)         $0        $ 0          $0         $0

      Bond Plus Fund                     $31        $97         $169       $382

      Money Market Fund                  $30        $ 94        $164       $370

      (1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES


      Each of the individual investment portfolios described below is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following describes each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund plans to purchase. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information.


      There's no guarantee that any fund will meet its investment objective.

The Equity Funds

The Dual Investment Management Strategy(SM)

      The equity funds use TIAA-CREF's Dual Investment Management Strategy, which works like this:

       Each equity fund has two separate sub-portfolios called the "Stock Selection" sub-portfolio and the "Enhanced Index" sub-portfolio. The relative sizes of these two segments vary as the fund manager shifts money between them in response to investment opportunities.

       The Stock Selection sub-portfolio holds a relatively small number of stocks that the fund manager believes offer superior returns. The managers of the equity funds will usually use fundamental analysis to select individual stocks or sectors for investment in the Stock Selection sub-portfolio.

      Money that is not invested in an equity fund's Stock-Selection sub-portfolio goes to its Enhanced Index segment. Here the goal is two-fold: 1) to outperform each fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks. The benchmarks for each fund's Enhanced Index sub-portfolio currently are as follows:

Growth & Income             S&P 500 Composite Stock Index

International Equity        Morgan Stanley EAFE (Europe Australia Far East)
                            Index

Growth Equity Russell 3000(R) Growth Index (Russell 3000 is a trademark and a service mark of the Frank Russell Company)

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.

The International Equity Fund

      The International Equity Fund seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments.

      The fund intends to have at least 80 percent of its assets invested in securities of issuers located in at least three countries other than the U.S. The fund allocates investments to particular countries or regions based on our evaluation of various factors, such as the relative attractiveness of particular markets.

      Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

       The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries.

      When investing in foreign securities, the fund can use currency transactions to protect themselves against future exchange rate uncertainties and to take advantage of exchange rate disparities between countries. The fund can enter into forward currency contracts; buy or sell options and futures on foreign currencies; and buy securities indexed to foreign currencies. These transactions are either on a spot (i.e., cash) basis at prevailing rates, or else through forward contracts to buy or sell currencies at a set price on a stipulated date in the future. Forward currency contracts are usually with large commercial banks that participate in the interbank market. The fund can also use currency financial futures and options and can hold part of their assets in bank deposits denominated in foreign currency. If foreign currency assets are converted to U.S. dollars, changes in exchange rates and exchange control regulations may increase or reduce their value .

      Foreign currency transactions seek to reduce a fund's exposure to a decline in the value of investments denominated in foreign currencies; they may also let us "lock in" exchange rates when buying or selling foreign securities. These transactions involve special risks. For example, they may limit potential gains from increases in a currency's value. We don't intend to speculate in foreign currency exchange transactions or forward currency contracts.

      The other TIAA-CREF Mutual Funds may also make foreign investments and enter into foreign currency transactions, but less frequently than the International Equity Fund does. The risks described above also apply to foreign investments and currency transactions of the other funds.

The Growth Equity Fund

      The Growth Equity Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

      Normally, the fund will invest at least 80 percent of its total assets in the equity securities of companies that have the potential for capital appreciation. The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

      The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

      The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account. For more information about the risks of foreign investments, see page 12 .

       The fund may involve special risks not present with our other funds. It may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

The Growth & Income Fund

      The Growth & Income Fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

      Normally, the fund will invest at least 80 percent of its total assets in income-producing equity securities selected for their investment potential.

      The fund may invest up to 20 percent of its total assets in foreign securities. For more about the risks of foreign investments, see page 12.

The Managed Allocation Fund

      The Managed Allocation Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in TIAA-CREF Mutual Funds' other investment funds.

      Normally, about 60 percent of the Managed Allocation Fund's assets will be in shares of the Growth and Income, International Equity and Growth Equity Funds, and about 40 percent will be in shares of the Bond Plus Fund. These percentages may fluctuate up and down by as much as 15 percent, depending on our analysis of market, economic and financial conditions. The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it.

      For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities.

      The Managed Allocation Fund shares the risks of the funds it invests in. Because it invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. Sometimes nondiversified funds have special risks. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

      It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the TIAA-CREF Mutual Funds Board of Trustees and officers to fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.

The Bond Plus Fund

      The Bond Plus Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's assets will be invested in bonds.

      We divide the fund's portfolio into two segments. The first segment, which makes up at least 75 percent of the fund's assets, is invested primarily in a broad range of debt securities, such as U.S. Treasury and Agency securities, corporate bonds, mortgage-backed securities, and money market instruments. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets.

      The fund's other segment is invested in securities with special features in an effort to improve the fund's total return. These primarily will be illiquid securities (such as "Rule 144a" private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). Currently this part of the Fund has less than 5% of the Fund's assets, but if market conditions warrant it could grow as large as 25%. However, investments in illiquid securities will not be more than 15 percent of the fund's assets. The risk of investing in illiquid securities is that it may be difficult to sell these investments for their fair market value.

      Non-investment grade securities are usually called "high-yield" or "junk" bonds. Lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than comparable changes would for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

      Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and S&P's BBB. Moreover, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in a fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

      The Bond Plus Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

      The fund can also invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, including often a higher prepayment risk than traditional mortgage-backed securities. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages pay off their mortgage loans sooner than expected. If that happens, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

The Money Market Fund

      The Money Market Fund seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

      We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

      The fund will invest primarily in:

      (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

      (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

      (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

      (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

      (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

      (6)   Participation interests in loans banks have made to the issuers of
            (1) and (4) above (these may be considered illiquid);

      (7)   Asset-backed securities issued by domestic corporations or trusts;

      (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

      (9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

      The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

      The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

General Investment Risks

      To varying degrees, the funds are all subject to several general types of risks. One is market risk -- stock price volatility due to changing conditions in the financial markets. Another is interest rate risk, the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities. Another kind of risk is company risk. For stocks or other equity securities, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. For bonds and other debt securities, company risk comes from the possibility the issuer won't be able to pay principal and interest when due. Finally, current income volatility means how much and how quickly overall interest rate changes affect current income from an investment.

Year 2000 Risks

      Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer systems now in use can't distinguish the year 2000 from the year 1900 because dates have been encoded using only the last two digits of the year. Like other mutual funds, financial and business organizations, and individuals around the world, TIAA-CREF Mutual Funds could be adversely affected if the computer systems used by Teachers Advisors, Inc., the Funds' investment managers, and other service providers do not properly process and calculate information and data involving dates from and after January 1, 2000. Teachers Advisors and the Fund are taking steps that we believe are reasonably designed to address issues involving the Year 2000 for the computer systems we use. We are also seeking reasonable assurances that our service providers are taking comparable steps. However, currently we can't assure you that these steps will be sufficient to avoid any adverse impact on the Funds.

TIAA-CREF Mutual Funds' Management

      Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds , under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

      Teachers Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

      Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of 0.99%, 0.95%, 0.93%, 0.80% and 0.79% of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Bond Plus Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund. Teachers Advisors currently has voluntarily waived its right to receive that portion of its fee equal to 0.50% of the average daily net assets of each fund (other than the Managed Allocation
Fund). This waiver is guaranteed to remain in effect until July 1, 2000.

      Fund Managers

      The International Equity Fund is managed by Chris Semenuk, Director-Global Portfolio Management, Teachers Advisors. Mr. Semenuk joined TIAA-CREF in 1993. He is also one of three co-managers of the CREF Global Equities Account. Previously, he was responsible for company research and analysis for the CREF Global Equities Account.

      The Growth Equity Fund is managed by Jeffrey Siegel, Managing Director, Teachers Advisors. Mr. Siegel joined TIAA-CREF in 1988. Mr. Siegel is also responsible for managing the investments of the CREF Growth Account. Previously, he managed the CREF Global Equities Account.

      The Growth & Income Fund is managed by Carlton N. Martin, Managing Director-Global Research, Teachers Advisors. Mr. Martin joined TIAA-CREF in 1980. He is also one of three co-managers of the CREF Global Equities Account. Previously, he was responsible for investments in the chemical, paper and forest products as well as the environmental, engineering and construction industries for certain CREF Accounts.

      The Managed Allocation Fund is managed by James G. Fleischmann and Edward Gryzybowski. Mr. Fleischmann, Senior Managing Director-Global Research, Teachers Advisors, joined TIAA-CREF in 1994 and is also responsible for global equity research for the CREF Accounts. Before joining TIAA-CREF, Mr. Fleischmann was a Director of Salomon Brothers, Inc., and co-portfolio manager of Salomon Brothers Hybrid Convertible Fund, Salomon Brothers Investors Fund and Salomon Brothers Fund. Mr. Gryzybowski, Managing Director, Teachers Advisors, joined TIAA-CREF in 1987. Mr. Gryzybowski also has supervisory responsibility over investments in CREF's Bond Market, Money Market and Inflation Linked Bond Accounts.

      The Bond Plus Fund is managed by Elizabeth D. Black, Director, Portfolio Management, Teachers Advisors. Ms. Black joined TIAA-CREF in 1987. Ms. Black is also responsible for managing the investments in CREF's Bond Market Account.

      The Money Market Fund is managed by Steven Traum, Managing Director, Money Markets and Inflation Linked Bond , Teachers Advisors. Mr. Traum joined TIAA-CREF in 1983. Mr. Traum is also responsible for managing the investments of the CREF Money Market and Inflation Linked Bond Accounts. He also manages the cash components of the other TIAA-CREF Mutual Funds and CREF Accounts.


                            CALCULATING SHARE PRICE

      We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.

      We usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value", as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. We may also use fair value if events that have a significant effect on the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.

      To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

      The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine net asset value per share of the underlying r funds.

                          DIVIDENDS AND DISTRIBUTIONS

      Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:

Fund                                    Dividend Paid
----                                    -------------

The International Equity Fund           Annually
The Growth Equity Fund                  Annually
The Growth & Income Fund                Quarterly
The Managed Allocation Fund             Quarterly
The Bond Plus Fund                      Monthly
The Money Market Fund                   Monthly

      Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

      We pay capital gains from all funds once a year.

      You can elect from among the following distribution options:

1. Reinvestment Option, Same Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

2. Reinvestment Option, Different Fund. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

3. Income-Earned Option. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

4. Capital Gains Option. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

5. Cash Option. We'll send a check for your dividend and each capital gain distribution.

      We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

Taxes

      As with any investment, you should consider how your investment in any fund will be taxed.

IRA accounts

      Taxes on distributions. You must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

      For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year. Capital gains may be taxed at one of several different rates. We expect to designate each year the portions of the TIAA-CREF Mutual Funds' capital gain distributions that are taxable at these different rates.

      Taxes on transactions. Redemptions -- including exchanges to other funds -- are also subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

      Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

      "Buying a dividend." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

      Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

      There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

              YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

Types of Accounts

      o Individual accounts (for one person) or joint accounts (more than one person)

      o     Trust accounts (other than foreign trust accounts).

      o     Accounts for a minor child under the Uniform Gift to Minors Act
            (UGMA) or Uniform Transfer to Minors Act (UTMA).

      o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

      o Education IRAs. This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

      o     Corporate/institutional accounts.

For more information about opening an IRA or corporate/institutional account, please call us.

How To Open an Account and Make Subsequent Investments

      To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our Counselors at 800 223-1200. You can also download and print the application from our website, www.tiaa-cref.org/mfunds.

      The minimum initial investment is $250 per fund (or $25 if you establish an Automatic Investment Plan). Subsequent investments must be for at least $25. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks.

      We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page .) We won't accept third party checks for over $10,000.

       To open an account by mail Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail:       The TIAA-CREF Mutual Funds
                           c/o State Street Bank
                           P.O. Box 8009
                           Boston, MA  02266-8009

Overnight Mail:         The TIAA-CREF Mutual Funds
                           c/o State Street Bank
                           6 Brooks Drive
                           Braintree, MA  02184-3839

      To open an account by wire Send us your application by mail, then call us to confirm that your account has been established . Instruct your bank to wire money to

            State Street Bank
            ABA Number 011000028
            DDA Number 99052771

      Specify on the wire:

            o     The TIAA-CREF Mutual Funds
            o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number
            o Indicate if this is for a new or existing account (provide fund account number if existing)
            o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

      By Mail Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

      By Automatic Investment Plan You can make subsequent investments automatically by electing this service on your initial application or later upon request.

      By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your automatic investment plan. You can make automatic investments semi-monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days), monthly or quarterly (on the 1st or 15th of the month). Investments must be for at least $25 per account.

      You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

      By Telephone Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or cancelled.

      All shareholders automatically have the right to buy shares by telephone, except for Education RA accounts. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

      Over the Internet with TIAA-CREF's Inter/ACT system, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. Inter/ACT can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

      Before you can use Inter/ACT, you must enter your personally selected Personal Identification Number (PIN) and social security number. Inter/ACT will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over Inter/ACT are recorded electronically. If you don't have a personally selected PIN, call us to get one.

      By wire To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

Points to remember for all purchases:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

How to Redeem Shares

      You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.


      Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page ). If you request a redemption shortly after a recent check or automatic investment plan purchase, your redemption proceeds won't be paid until payment for the purchase is collected. This can take up to ten days.


      We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with signature guarantee (see page ).We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.

      We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

      You can redeem shares in any of the following ways:

      By Mail Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

      By Telephone Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled. Telephone redemptions are not available for IRA accounts.

      All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.

      By Check If you've elected the Money Market Fund's checkwriting privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish checkwriting on your account when you apply or later upon request.

      For joint accounts, we require only the signature of any one owner on a check. You can write as many checks as you want, as long as each check is for at least $250. We reserve the right to charge a $10 fee if you write a check for less than $250; if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

      You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. If you write a check to redeem shares from the Money Market Fund shortly after you have sent us a check to purchase Money Market Fund shares, we may refuse payment on your redemption check if your purchase check has not yet cleared and your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.

      By Systematic Redemption Plan You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

      If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record.
A signature guarantee is required for this address change.

      We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

Points To Remember When Redeeming.

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee.

o For redemptions for more than $250,000, we reserve the right to give you marketable securities instead of cash.

How To Exchange Shares

      You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

      The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $25, and an exchange to a new fund must be at least $250.

      Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number.

      You can make exchanges in any of the following ways:

      By Mail Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

      By Telephone Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

      Over the Internet. You can exchange shares using TIAA-CREF's Inter/ACT system, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your Inter/ACT transaction cannot be modified or cancelled.

      By Systematic Exchange You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $25, and an exchange to a new fund must be for at least $250.

      If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

Points To Remember When Exchanging

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

o     An exchange is considered a sale of securities, and therefore is taxable.

Other Investor Information

      Good Order Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

      Share Price If you buy shares from us directly, the share price we use will be the NAV per share next calculated after Boston Financial Data Services receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern Standard Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day.

      Tax Identification Number You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

      Changing Your Address To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

      Signature Guarantee For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services, such as checkwriting, to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

      Transferring Shares You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

      Transfer On Death If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently these states are: Alabama, Alaska, Arizona, Arkansas, California. Colorado, Delaware, Florida, Idaho,

Illinois, Indiana, Kansas, Kentucky, Maine, Maryland, Michigan, Minnesota, Missouri, Montana, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

      Telephone and Inter/ACT Transactions. The funds aren't liable for losses from unauthorized telephone and Inter/ACT transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through Inter/ACT are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

      If you do not want to be able to effect transactions over the telephone, call us for instructions.

      Electronic Prospectuses

      If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

Financial Highlights

      The Financial Highlights presented below show the financial performance of the funds for the period from July 17, 1997 (when the funds began operations) to December 31, 1997, and for the year ended December 31, 1998. They have been audited by Ernst & Young, LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report. The Annual Report contains additional information about the funds. It is available without charge upon request.

====================================================================================================================================
                                                      TIAA-CREF MUTUAL FUNDS
                                                       Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      International                   Growth                       Growth &
                                                         Equity                       Equity                        Income
                                                          Fund                         Fund                          Fund
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                           Year           July 17,   Year Ended      July 17,      Year Ended      July 17,
                                                  Ended        1997 (date   December        1997 (date    December        1997 (date
                                                  December     operations   31, 1998        operations    31, 1998        operations
                                                  31, 1998     began) to                    began) to                     began) to
                                                               December                     December                      December
                                                               31, 1997                     31, 1997                      31, 1997.
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
   from operations
------------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment
   operations
------------------------------------------------------------------------------------------------------------------------------------
Excess distributions from:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (losses)
  from operations
------------------------------------------------------------------------------------------------------------------------------------
                        Total distributions
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after
expense reductions
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                    Managed Allocation                   Bond                      Money
                                                           Fund                          Plus                      Market
                                                                                         Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                          Year Ended      July 17,     Year Ended      July 17,      Year          July 17,
                                                 December        1997 (date   December        1997 (date    Ended         1997 (date
                                                 31, 1998        operations   31, 1998        operations    December      operations
                                                                 began) to                    began) to     31, 1998      began) to
                                                                 December                     December                    December
                                                                 31, 1997.                    31, 1997.                   31, 1997.
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gains (losses)
   from operations
------------------------------------------------------------------------------------------------------------------------------------
  Total income (loss) from investment
   operations
------------------------------------------------------------------------------------------------------------------------------------
Excess distributions from:
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (losses)
  from operations
------------------------------------------------------------------------------------------------------------------------------------
                        Total distributions
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets after
expense reductions
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
====================================================================================================================================


                                     32 & 33

                                    [BACK COVER]

For more information about TIAA-CREF Mutual Funds

      The following documents contain more information about the funds and are available free upon request:

Statement of Additional Information (SAI). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

Annual and Semi-Annual Reports. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 1998 contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

      By telephone:           Call 800 223-1200

      In writing:             TIAA-CREF Mutual Funds
                                 c/o State Street Bank
                                 P.O. Box 8009
                                 Boston, MA 02266-8009

      Over the Internet:      www.tiaa-cref.org/mfunds.

Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) public reference room (1-800-SEC-0339) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.


To lower costs and eliminate duplicate documents sent to your home, we may, if the SEC allows, begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 223-1200 or write us.

Statement of Additional Information


      This Statement of Additional Information (SAI) tells you about investing in the TIAA-CREF Mutual Funds and contains information that you should consider before investing. It is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Mutual Funds' prospectus dated April 1, 1999 (the Prospectus), which may be obtained by writing us at TIAA-CREF Mutual Funds, c/o State Street Bank, PO Box 9081, Boston, MA 02266 or by calling 800 223-1200. Terms used in the Prospectus are incorporated in this Statement.

                    The date of this SAI is       , 1999.

Table of Contents

      Investment Objectives, Policies, and Restrictions.......................
            Fundamental Restrictions..........................................
            Investment Policies and Risk Considerations.......................
            Portfolio Turnover................................................

      Management of the TIAA-CREF Mutual Funds................................
            Trustees and Officers of the TIAA-CREF Mutual Funds...............
            Compensation of Trustees..........................................
            Trustee and Officer Compensation..................................

      Control Persons.........................................................

      Investment Advisory and Other Services..................................

      About the TIAA-CREF Mutual Funds and the Shares.........................
            Indemnification of Shareholders...................................
            Indemnification of Trustees.......................................
            Limitation of TIAA-CREF Mutual Funds Liability....................
            Shareholder Meetings and Voting Rights............................
            Additional Portfolios.............................................
            Dividends and Distributions.......................................

      Pricing of Shares.......................................................
            Investments for Which Market Quotations Are Readily Available.....
            Foreign Investments...............................................
            Debt Securities...................................................
            Options and Futures...............................................
            Investments for Which Market Quotations Are Not Readily Available.
            Special Valuation Procedures for the Money Market Fund............

      Tax Status..............................................................

      Brokerage Allocation....................................................

      Underwriters............................................................


      Calculation of Performance Data.........................................
            Total Return Calculations.........................................
            Yield Calculations................................................
            Total Return......................................................
            Performance Comparisons...........................................
            Illustrating Compounding..........................................
            Net Asset Value...................................................
            Moving Averages...................................................

      Voting Rights...........................................................


      Legal Matters...........................................................

      Experts.................................................................

      Additional Considerations...............................................

      Financial Statements....................................................

Investment Objectives, Policies, and Restrictions


      The following information is intended to supplement the descriptions of the investment objective of each of the six investment funds in the TIAA-CREF Mutual Funds' Prospectus. Under the Investment Company Act of 1940 (the 1940
Act), any fundamental policy of a fund may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that fund. However, the funds' investment objectives, policies and strategies described in the prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, may be changed by the TIAA-CREF Mutual Funds' Board of Trustees at any time. Each investment fund other than the Managed Allocation Fund will operate as a "diversified company" within the meaning of the 1940 Act.


      Unless stated otherwise, each of the following investment policies and risk considerations apply to each fund.

      Fundamental Policies

      The following restrictions are fundamental policies of each fund:

      1. The fund will not issue senior securities except as SEC regulations permit;

      2. The fund will not borrow money, except: (a) each fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent of that fund's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for a fund;

      3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

      4.    The fund will not purchase real estate or mortgages directly;

      5. The fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

      6. The fund will not make loans, except: (a) that a fund may make loans of portfolio securities not exceeding 33 1/3 percent of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 100 percent of the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased;

      7. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities); and

      The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund:

      8. The fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

      The following restriction is a fundamental policy of each fund other than the Managed Allocation Fund and the Money Market Fund.

      9. The fund will not invest in an industry if after giving effect to that investment that fund's holding in that industry would exceed 25 percent of its total assets.

      The following restriction is a fundamental policy of the Money Market
Fund:

      10. The fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the fund will not otherwise invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25 percent of its total assets.

      The following restrictions are fundamental policies of the Managed Allocation Fund:

      11. The Managed Allocation Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the TIAA-CREF Mutual Funds, government securities, or short-term securities.

      12. The Managed Allocation Fund will concentrate in the mutual fund industry. Accordingly, it may invest up to 100 percent of its assets in securities issued by mutual funds and other investment companies.

      The following restrictions are non-fundamental policies of the funds. These restrictions may be changed without the approval of the shareholders in the affected fund.
No fund other than the Managed Allocation Fund will:

      1. Invest more than 5 percent of its assets in the securities of any single investment company or more than 10 percent of its assets in the securities of other investment companies in the aggregate; or

      2. Hold more than 3 percent of the total outstanding voting stock of any single investment company.

Investment Policies and Risk Considerations


      Non-equity Investments of the Equity Funds. The equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these funds can hold the same types of money market instruments the Money Market Fund invests in (see prospectus, page ), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else don't meet the requirements for "First Tier Securities" (see Prospectus, page __).

      When market conditions warrant, the equity funds can invest directly in debt securities similar to those in the first segment of the Bond Plus Fund (see prospectus page). The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

      Borrowing. If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

      Illiquid Securities. Each fund can invest up to 15 percent of its assets (10 percent for the Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

      Preferred Stock. The funds can invest in preferred stock consistent with their investment objectives.


      Options and Futures. Each of the funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

      Although the Managed Allocation Fund cannot directly invest in options and futures, it may, through investments in other funds, indirectly make such investments.

      Option-related activities could include: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

      A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

      A fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the fund, the fund will realize a profit or loss on the transaction.

      A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

      A fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the fund, the fund would realize a profit or loss on the transaction.

      In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a fund deals in any option.

      There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

      To the extent permitted by applicable regulatory authorities, each fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

      A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

      Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a fund usually will be liquidated in this manner, a fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity investments of each fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

      Unlike the purchase or sale of a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.


      There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each fund's portfolio securities or instruments sought to be hedged.

      Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment advisor for TIAA-CREF Mutual Funds, still may not result in a successful hedging transaction over a very short time period.


      Each fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).


      Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.


      Investment Companies. Each fund other than the Managed Allocation Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund other than the Managed Allocation Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. The Managed Allocation Fund, however, can invest all of its assets in the securities of the other funds that are part of the TIAA-CREF Mutual Funds.

      Firm Commitment Agreements and Purchase of "When-Issued" Securities. Each fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."


      Pass-Through Securities. The funds may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.


      Lending of Securities. Subject to investment restriction 6(a) on page 2 (relating to loans of portfolio securities), each fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of TIAA. The fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The fund may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

      Repurchase Agreements. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

      Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the fund entering into the agreement may otherwise invest.

      If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

      Swap Transactions. Each fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

      By entering into a swap transaction, a fund may be able to protect the value of a portion of its portfolio against declines in market value. Each fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return a fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.


      While a fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.


      Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See the Prospectus for more information.

      To the extent that there is an imperfect correlation between the return a fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

      Segregated Accounts. In connection with when-issued securities, firm commitment agreements, and certain other transactions in which a fund incurs an obligation to make payments in the future, a fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

      Currency Transactions. The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

      The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

      By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

      The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

      The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

      The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

      There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

Foreign Investments As described more fully in the Prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country-or region-specific risks and other considerations that may affect these investments.


Investment in Europe. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European business compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of

Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

The European Union. The European Union ("EU") consists of Austria, Belgium,Denmark, Finland,France,Germany,Greece,Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; and its own currency, the Euro; and a single interest rate structure represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

Investment in the Pacific Basin. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia are considered "emerging" -- rapidly shifting from natural resource and agriculture based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important stimulus to economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

Investment in Canada. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S. and Canada have entered into the U.S.-Canada Free Trade Agreement which, over a 10-year period from 1989, will remove trade barriers affecting all important sectors of each country's economy. In addition, the U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to+ significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer - run political structure of Canada is an added risk to investors, along with weak commodity prices.

Investment in Latin America. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement, between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization, and fiscal and monetary reform have been met with some success with ga1ins in output growth, and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.


Other Regions There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

      Depository Receipts. The equity funds can invest in American, European and Global Depository Receipts (ADRs, EDRs and GDRs). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

----------
1

      ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

      EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Other Investment Techniques and Opportunities. Each fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.


      Industry Concentrations. Because of its investment objective and policies, the Managed Allocation Fund will concentrate more than 25 percent of its assets in the mutual fund industry. However, none of the funds in which the Managed Allocation Fund can invest will concentrate more than 25 percent of its total assets in any one industry.




Management of the TIAA-CREF Mutual Funds

      Trustees and Officers of the TIAA-CREF Mutual Funds

      Trustees who are "interested persons" within the definition set forth in the Investment Company Act of 1940, as amended, are indicated by an asterisk (*).

                                                   Principal Occupations During Past 5
Trustees                                Age        Years
--------                                ---        -----
Robert H. Atwell                         68        President Emeritus, American Counsel on
447 Bird Key Drive                                 Education and senior consultant for A.T.
Sarasota, FL  34236                                Kearney, since November 1996.
                                                   Previously, President, American Counsel
                                                   on Education.

Elizabeth E. Bailey                      60        John C. Hower Professor of Public Policy
The Wharton School                                 and Management, The Wharton School of
University of Pennsylvania                         the University of Pennsylvania.
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA  19104-6372

John H. Biggs (3)                        62        Chairman, Chief Executive Officer, and
TIAA-CREF                                          President, CREF and TIAA, since 1997.
730 Third Avenue                                   Previously, Chairman and Chief
New York, NY  10017                                Executive Officer, CREF and TIAA.

Joyce A. Fecske (1)                      52        Vice President Emerita, DePaul
4800 South Karlov Avenue                           University, since 1994. Formerly, Vice
Chicago, IL  60632                                 President for Human Resources, DePaul
                                                   University.

Edes P. Gilbert                          67        Consultant, Independent Education
Independent Education Services                     Services, since 1998. Formerly, Head,
49 East 78th Street                                The Spence School.
New York, NY  10021

Stuart Tse Kong Ho (3)                   63        Chairman and President, Capital
Capital Investment of Hawaii, Inc.                 Investment of Hawaii, Inc.;  Chairman,
Suite 1700                                         Gannett Pacific Corporation.
733 Bishop Street
Honolulu, HI  96813

Nancy L. Jacob (2)                       56        President and Managing Partner,
Windermere Investment Associates                   Windermere Investment Associates, since
121 S.W. Morrison Street                           January 1997. Previously, Chairman and
Portland, OR  97204                                Chief Executive Officer, CTC Consulting,
                                                   Inc. and Managing Director, Capital
                                                   Trust Company.

Marjorie Fine Knowles                    59        Professor of Law, Georgia State
College of Law                                     University College of Law.
Georgia State University
University Plaza
Atlanta, GA  30303-3092

Martin L. Leibowitz (3)                  62        Vice Chairman and Chief Investment
TIAA-CREF                                          Officer, CREF and TIAA, since 1995.
730 Third Avenue                                   President, TIAA-CREF Investment
New York, NY  10017                                Management, Inc. (Investment
                                                   Management), and President, Teachers
                                                   Advisors, Inc. (Advisors). Executive
                                                   Vice President, CREF and TIAA from
                                                   June 1995 to November 1995. Formerly,
                                                   managing director-director of research
                                                   and a member of the executive
                                                   committee, Salomon Brothers, Inc.

Jay O. Light (2)                         57        Professor of Business Administration,
Harvard Business School                            Harvard University Graduate School of
Morgan Hall 489                                    Business Administration.
Soldiers Field
Boston, MA  02163

Bevis Longstreth (2)                     65        Of Counsel, Debevoise & Plimpton, since
Debevoise & Plimpton                               1998. Formerly, Partner, Debevoise &
875 Third Avenue                                   Plimpton. Adjunct Professor of Law,
New York, NY  10022                                Columbia University.

Robert M. Lovell, Jr. (2)                68        Founding Partner, First Quadrant L.P.
First Quadrant L.P.                                Formerly, Chairman and Chief Executive
100 Campus Drive                                   Officer, First Quadrant Corp. (Investment
P.O. Box 939                                       Management Firm).
Florham Park, NJ  07932

Stephen A. Ross (2)                      55        Franco Modigliani Professor of Finance
Sloan School of Management                         and Management, Sloan School of
Massachusetts Institute of Technology              Management, Massachusetts Institute of
77 Massachusetts Avenue                            Technology, since 1998. Co-Chairman,
Cambridge, MA  02139                               Roll & Ross Asset Management Corp.

Eugene C. Sit  (3)                       60        Chairman, Chief Executive and Chief
Sit Investment Associates, Inc.                    Investment Executive Officer, Sit
4600 Norwest Center                                Investment Associates, Inc. and Sit/Kim
90 South Seventh Street                            International Investment Associates, Inc.
Minneapolis, MN  55402

Maceo K. Sloan (2)                       49        Chairman, President, and Chief Executive
NCM Capital Management Group, Inc.                 Officer, Sloan Financial Group, Inc., and
Suite 400                                          NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27701-3638

David K. Storrs (2)                      54        President and Chief Executive Officer,
Alternative Investment Group, LLC                  Alternative Investment Group, L.L.C.,
65 South Gate Lane                                 since August 1996. Adviser to the
Southport, CT  06490                               President, The Common Fund, since
                                                   January 1996.  Formerly, President and
                                                   Chief Executive Officer, The Common
                                                   Fund.

Robert W. Vishny (3)                     39        Eric J. Gleacher Professor of Finance,
Graduate School of Business                        University of Chicago Graduate School of
University of Chicago                              Business. Founding Partner, LSV Asset
1101 East 58th Street                              Management.
Chicago, IL  60637

----------
(1) Member of the Executive Committee. The Executive Committee is responsible for day to day oversight of the Funds' operation.
(2) Member of the Finance Committee. The Finance Committee oversees the investments of the TIAA-CREF Mutual Funds.
(3)   Member of the Executive and Finance Committees.


                                        Position with    Principal Occupation(s) During Past
Officers*                Age            Registrant       5 Years
---------                ---            ----------       -------
Thomas G. Walsh          55             President        Executive Vice President, TIAA and
                                                         CREF, and President, Teachers
                                                         Personal Investors Services, Inc.
                                                         ("TPIS").


Scott C. Evans           39             Executive        Executive Vice President, TIAA and
                                        Vice President   CREF, Advisors and Investment
                                                         Management, since
                                                         September 1997.
                                                         Previously, Managing
                                                         Director, TIAA, CREF,
                                                         Advisors and Investment
                                                         Management from March
                                                         1997 to September 1997.
                                                         Previously Second Vice
                                                         President, TIAA and CREF,
                                                         Advisors and Investment
                                                         Management.

Richard L. Gibbs         52             Executive        Executive Vice President, TIAA and
                                        Vice President   CREF, since March 1993.  Executive
                                                         Vice President, Advisors, Investment
                                                         Management, TPIS and TIAA-CREF
                                                         Individual & Institutional Services,
                                                         Inc. ("Services").

E. Laverne Jones         50             Secretary        Vice President, and Corporate
                                                         Secretary, TIAA and CREF,
                                                         since August 1998.
                                                         Previously, Senior
                                                         Counsel, TIAA and CREF.

Richard J. Adamski       57             Vice President   Vice President and Treasurer, TIAA
                                        and Treasurer    and CREF, Investment Management,
                                                         Advisors, TPIS and Services.


----------
* The address for all Officers of the TIAA-CREF Mutual Funds is 730 Third Avenue, New York, NY 10017-3206.

      Trustee and Officer Compensation


      The following table shows the compensation received from the Funds and the TIAA-CREF fund complex for each non-officer Trustee for the year ended December 31, 1998. The Funds' officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF complex consists of: College Retirement Equities Fund, TIAA Separate Account VA-1, the TIAA-CREF Life Funds and TIAA-CREF Mutual Funds, each a registered investment company.

      TIAA-CREF Mutual Funds has long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will be paid in a lump sum after the trustee leaves the board. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum after the trustee leaves the board.

                                          Long Term Performance
                          Aggregate       Deferred Compensation   Total Compensation
                         Compensation         Contribution          from TIAA-CREF
Name                    from the Fund     As Part of Expenses(1)       complex
----                    -------------     ----------------------  ------------------
Robert H. Atwell              $                                           $
Elizabeth E. Bailey           $                                           $
Gary P. Brinson               $                                           $
Joyce A. Fecske               $                                           $
Edes P. Gilbert               $                                           $
Stuart Tse Kong Ho            $                                           $
Nancy L. Jacob                $                                           $
Marjorie Fine Knowles         $                                           $
Jay O. Light                  $                                           $
Bevis Longstreth              $                                           $
Robert M. Lovell, Jr.         $                                           $
Stephen A. Ross               $                                           $
Eugene C. Sit                 $                                           $
Maceo K. Sloan                $                                           $
David K. Storrs               $                                           $
Robert W. Vishny              $                                           $

----------
(1) Includes earnings, if any, on amounts contributed.


Control Persons


      TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of March , 1999:

International Equity                         %

Growth Equity                                %

Growth & Income                              %

Bond Plus                                    %

Money Market                                 %

Managed Allocation                           %

Investment Advisory and Other Services

      As explained in the Prospectus, investment advisory and related services for each of the funds are provided by personnel of Teachers Advisors, Inc. (Advisors). Advisors manages the investment and reinvestment of the assets of each fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each fund.


      Personal Trading Policy. Anyone at Teachers Advisors who has direct responsibility and authority for making investment decisions for TIAA-CREF Mutual Funds is restricted from trading for his or her own account. The restriction also applies to members of their households. They must send duplicate confirmation statements and other brokerage account reports to a special compliance unit, and their transactions must be approved.

      Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. During 1998, the total dollar amount of expenses for each Fund, before and after the waiver, attributable to advisory fees were as follows (there are no investment advisory fees payable for the Managed Allocation Account):

                                         Gross         Waived            Net
                                         -----         ------            ---
International Equity Fund                  $              $               $

Growth Equity Fund                         $              $               $

Growth & Income Fund                       $              $               $

Bond Plus Fund                             $              $               $

Money Market Fund                          $              $               $

      Pursuant to the terms of a contract with Advisors, State Street Bank, 225 Franklin Street, Boston, MA 02209 acts as custodian for the TIAA-CREF Mutual Funds. Advisors has agreed to pay State Street for these services.


      Ernst & Young, LLP, 787 7th Avenue, New York, NY 10019, serve as independent auditors of the TIAA-CREF Mutual Funds.


      Advisors has retained State Street Bank & Trust Company ("State Street") to provide the funds with certain administrative services, including preparation of each fund's federal, state and local tax returns, preparation of each fund's financial information, and various other administrative services. State Street also acts as the transfer and dividend paying agent for the funds. Advisors, not the TIAA-CREF Mutual Funds, has agreed to pay State Street a fee for such services. State Street is located at 225 Franklin Street, Boston, MA 02209.

      Teachers Insurance and Annuity Association of America (TIAA) holds all of the shares of TIAA Holdings, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to the College Retirement Equities Fund, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Mutual Funds and Advisors.

About the TIAA-CREF Mutual Funds and the Shares

      As a Delaware business trust, the TIAA-CREF Mutual Funds' operations are governed by its Declaration of Trust dated January 13, 1997, as amended (the Declaration). A copy of the TIAA-CREF Mutual Funds' Certificate of Trust, dated January 15, 1997, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares of beneficial interest in the TIAA-CREF Mutual Funds each shareholder agrees to be bound by the Declaration, as amended from time to time.

      Indemnification of Shareholders

      Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (DBTA) provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The TIAA-CREF Mutual Funds' Declaration expressly provides that the TIAA-CREF Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the TIAA-CREF Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the TIAA-CREF Mutual Funds' shareholders could possibly be subject to personal liability.

      To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of the TIAA-CREF Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the TIAA-CREF Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the TIAA-CREF Mutual Funds or any series of the TIAA-CREF Mutual Funds, and (iii) provides that the TIAA-CREF Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the TIAA-CREF Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the TIAA-CREF Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of the TIAA-CREF Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Mutual Funds shareholder is remote.

      Indemnification of Trustees

      The Declaration further provides that the TIAA-CREF Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the TIAA-CREF Mutual Funds. The Declaration does not authorize the TIAA-CREF Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

      Limitation of Fund Liability

      All persons dealing with an investment fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a fund or the TIAA-CREF Mutual Fund. No investment fund is liable for the obligations of any other investment fund. Since the funds use a combined Prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the Prospectus regarding another fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

      Shareholder Meetings and Voting Rights

      Under the Declaration, the TIAA-CREF Mutual Funds are not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the TIAA-CREF Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. The TIAA-CREF Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Mutual Funds.


      Shares of the TIAA-CREF Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of the TIAA-CREF Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable fund).

      Additional Portfolios

      Pursuant to the Declaration, the Trustees may establish additional investment portfolios (technically "series" of shares) in the TIAA-CREF Mutual Funds. The establishment of additional investment funds would not affect the interests of current shareholders in the existing six funds. As of the date of this SAI, the Trustees do not have any plan to establish another fund.

      Dividends and Distributions

      Each share of a fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the TIAA-CREF Mutual Funds as a whole or any individual investment fund, shares of the affected fund are entitled to receive their proportionate share of the assets which are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

      The assets of the funds are valued as of the close of each valuation day in the following manner:

      Investments for Which Market Quotations Are Readily Available

      Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

      Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m.) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

      Foreign Investments

      Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

      Debt Securities

      Debt securities (including money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less will be obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. For securities with maturities longer than one year, these values will be derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. We use an independent pricing service to value securities with maturities longer than one year, except when we believe prices don't accurately reflect the security's fair value.

      Special Valuation Procedures for the Money Market Fund


      For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.


      The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Funds' investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of 1 percent from $1.00 per share. In the event such deviation should exceed 1/2 of 1 percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund;
(3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.


      Options and Futures

      Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

      For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

      A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

      Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

      Investments for Which Market Quotations Are Not Readily Available

      Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

Tax Status

      Although the TIAA-CREF Mutual Funds is organized as a Delaware business trust, neither the TIAA-CREF Mutual Funds nor the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.


      Each fund qualifies as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the level); and (c) a fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.


      If, in any taxable year, a fund should not qualify as a RIC under the
Code: (1) that fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and
(2) that fund's distributions to the extent made out of that fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.


      Each fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ended December 31) and at least 98 percent of its net capital gains (as of the twelve months ended October 31), in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.


      A distribution of net capital gains reflects a fund's excess of net long-term gains over its net short-term losses. Each fund must designate income dividends and distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the fund's taxable year.

      Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the fund will be increased; if the result is a loss, the income dividend paid by the fund will be decreased. Adjustments to reflect these gains and losses will be made throughout each fund's taxable year.

      At the time of purchase, each fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.


      Income received by any fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the fund may file an election with the Internal Revenue Service to "pass through" to the fund's shareholders the amount of any foreign income taxes paid by the fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

      Each shareholder will be notified within 60 days after the close of each taxable year of a fund, if that fund will "pass through" foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


      Each fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's social security number or taxpayer identification number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

      The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on fund distributions treated as ordinary dividends.


      IRA accounts are subject to special tax treatment. Federal income tax on earnings is deferred, and there are restrictions on the amounts that can be contributed each year. Investors in these accounts may also have to pay a penalty for withdrawals prior to age 59 1/2.

      This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. For a discussion of recent changes in the tax laws, see the Prospectus. Shareholders should consult their tax advisers to determine the tax treatment of an investment by him or her in any fund, including state and local taxes.


Brokerage Allocation

      Advisors is responsible for decisions to buy and sell securities for the funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.


      Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

      Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services.


      In 1998, the aggregate amount of brokerage commissions paid by the [International Equity, Growth Equity and Growth & Income Funds] as a result of
such allocations was $              , $                  , and $
, respectively. Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds.


      Research or services obtained for the TIAA-CREF Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Mutual Funds.


      The aggregate amount of brokerage commissions paid by the Funds during 1998 was as follows:

                Fund                              Commissions
                ----                              -----------
Growth & Income                                        $
International Equity                                   $
Growth Equity                                          $

The aggregate amount of brokerage commissions paid by the Funds during 1998 was as follows:

                Fund                              Commissions
                ----                              -----------
Growth & Income                                        $
International Equity                                   $
Growth Equity                                          $

      During 1998, certain of the Funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities are set forth below:


1. Regular Broker or Dealer Based on Brokerage Commissions Paid

    Account             Broker                  Parent          Holdings (US$)
    -------             ------                  ------          --------------

Growth & Income


International
Equity

Growth Equity


2. Regular Broker or Dealer Based on Entities Acting as Principal

    Account             Broker                  Parent          Holdings (US$)
    -------             ------                  ------          --------------

Growth & Income


International
Equity

Growth Equity

Underwriters

      Teachers Personal Investors Services, Inc. (TPIS) may be considered the "principal underwriter" for the TIAA-CREF Mutual Funds. Shares of the TIAA-CREF Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Mutual Funds for the two year period beginning July 1, 1997, and thereafter from year to year subject to approval by the Funds' Board of Trustees. Under a Distribution Compensation Agreement between TPIS and Advisors, Advisors has agreed to pay TPIS monthly for distribution of Fund shares an amount equal to .40 percent of the aggregate amount of purchase payments for shares of the Funds during each month. TPIS was paid $ and $ for its services to the Funds in 1998 and 1997, respectively. TPIS receives no other compensation for its activities as distributor of TIAA-CREF Mutual Fund shares. TPIS may enter into Selling Agreements with one or more broker-dealers which may or may not be affiliated with TPIS to provide distribution related services to the TIAA-CREF Mutual Funds.


Calculation of Performance Data

      We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

      Total Return Calculations

      Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                        P (1 + T)^n = ERV

          where:  P     =   the hypothetical initial payment
                        T   = average annual total return
                        n   = number of years in the period
                  ERV       = ending redeemable value of the hypothetical
                              payment made at the beginning of the one-, five-, or 10-year period at the end of the one-, five-, or 10-year period (or fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.


      In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

      Yield Calculations

      All Funds other than the Money Market Fund. Yields are computed by dividing the fund's net investment income for a given 30-day or one month period, by the average number of fund shares, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

      Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a fund's financial statements.

      Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Yield Information for the Money Market Fund Yield quotations for the Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

Effective Yield = (Base Period Return + 1)^(365/7) - 1

The Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.

Total Return

Set forth below is total return information for the Funds, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:

                            International Equity Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (January 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


                               Growth Equity Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (January 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


                              Growth & Income Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (January 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


                             Managed Allocation Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (January 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


                                 Bond Plus Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (October 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


                                Money Market Fund


Period                                            Average Annual Return
------                                            ---------------------
1 Year (October 1, 1998 to                                  %
 December 31, 1998)

Since inception                                             %
 (September 2, 1997 to
  December 31, 1998)


Performance Comparisons

      Performance information for the funds, may be compared in advertisements, sales literature, and reports to Shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., and (13) the Global Market indices created by Morgan Stanley, Inc., including the Europe, Australia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


      The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.

      We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.

      Illustrating Compounding

      We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

      Net Asset Value

      Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

      Moving Averages

      We may illustrate a fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.


Voting Rights

      We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the funds.


Legal Matters

      All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, DC.

Experts

      The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing herein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

Additional Considerations


The TIAA-CREF Mutual Funds are part of the TIAA-CREF family of companies. TIAA founded in 1918, is a non-profit stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.

      Prospective investors in TIAA-CREF Mutual Funds who have accumulations in TIAA and CREF retirement annuities (RAs) and supplemental retirement annuities
(SRAs), or in the Teachers Personal Annuity (PA) should carefully consider how TIAA-CREF Mutual Funds fit into their investment portfolio. The tax treatment is considerably different from the RA, SRA and PA. For example, RAs and SRAs accept before-tax contributions, and any earnings from them are not taxed until withdrawn or taken as income. RAs, SRAs, and the PA all have restrictions on withdrawals before age 59-1/2, including tax penalties. TIAA-CREF Mutual Funds don't have such restrictions, which means they can be used to invest for a wide variety of goals in addition to retirement (unless they are being used to Fund an IRA account). However, annuities offer the option of lifetime income on retirement, which mutual funds do not.

      Investors should also consider the TIAA-CREF Mutual Funds' expense charges as compared to the expenses of other mutual funds. The TIAA-CREF Mutual Funds' expense charges are currently among the lowest in the industry, according to Morningstar Principia, which tracks mutual fund expense charges.


      When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon, i.e. the period of time they plan to keep money invested in the fund. Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.


Financial Statements


The audited financial statements of the TIAA-CREF Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended December 31, 1998, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

PART C

                                OTHER INFORMATION

Item 22. Financial Statements

a) Financial Statements (for each Fund)

      The audited financial statements and statements of investments of the TIAA-CREF Mutual Funds for the year ended December 31, 1998 are incorporated into Part B of the Registration Statement by reference to pages through of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on __________, 1999.

Item 23. Exhibits

      (a)   Declaration of Trust, as amended*

      (b)   Bylaws*

      (c)   N/A

      (d) Investment Management Agreement between Registrant and Teachers Advisors, Inc.*

      (e)   (1)   Distribution agreement between Registrant and Teachers
                  Personal Investors Services, Inc.*

            (2) Selling agreement, as amended, between TPIS and TIAA-CREF Individual & Institutional Services, Inc.**

      (f)   N/A

      (g) Custodian Agreement between the Registrant, Teachers Advisors and State Street Bank and Trust*

      (h)   (1)   Administration Agreement between State Street Bank and
                  Trust and Teachers Advisors*

            (2) Transfer Agency Agreement between State Street Bank and Trust and Teachers Advisors*

      (i)   Opinion and Consent of Charles Stamm, Esq.**

      (j)   (1)   Consent of Sutherland, Asbill & Brennan, L.L.P.**

            (2)   Consent of Ernst & Young LLP**

      (k)   N/A

      (l)   Seed Money Agreement between TIAA and TIAA-CREF Mutual Funds*

      (m)   N/A

      (n)   Financial Data Schedules**

      (o)   N/A

----------
* Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Funds' Registration Statement, filed on August 5, 1997 (File No. 333-21821).
** To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control With Registrant

            The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

Teachers Insurance and Annuity Association
College Retirement Equities Fund

AIC Properties, Inc.
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV California Two, Inc.
JV California Three, Inc.
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Maryland One, Inc.
JV Michigan One, Inc.
JV Michigan Two, Inc.
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Macallister Holdings, Inc.
Minnesota Teachers Realty Corp.
MN Properties, Inc.
M.O.A. Enterprises, Inc.
ND Properties, Inc.
OWP Hawaii, LLC
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
T-Las Colinas Towers Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors
Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, Inc.
Teachers REA II, LLC

Teachers REA III, LLC
Teachers Realty Corporation
TEO-NP, LLC
Tethys Slu, Inc.
TIAA Realty, Inc.
TIAA Timberlands I, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Trust Company, FSB
TIAA-Fund Equities, Inc.
TPI Housing, Inc.
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Properties, Inc.
730 Cal Hotel Properties I, Inc.
730 Cal Hotel Properties II, Inc.
730 Penn. Hotel Properties I, Inc.
485 Properties, LLC

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1) All subsidiaries are Delaware corporations except as follows:

      A) Pennsylvania non-stock, non-profit corporations: Liberty Place Retail, Inc. Teachers Pennsylvania Realty, Inc. Teachers Realty Corporation

      B)    Minnesota Teachers Realty Corporation is a Minnesota corporation.

      C)    College Credit Trust, a New York Trust

2) All subsidiaries are 100% owned directly by TIAA, except as follows:

      A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

      B)    TIAA-CREF Trust Company, FSB is 100% owned by TCT Holdings, Inc.

      C) T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.

      D)    TPI Housing, Inc. is 100% owned by Teachers Properties, Inc.

      E) 730 Properties, Inc. owns 100% of the stock of 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc. and 730 Penn. Hotel Properties I, Inc.

3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

      A) TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA Holdings, Inc.
      B) TIAA Realty, Inc. is an investment subsidiary with minority stockholders and owns commercial real estate.
      C)    TIAA-CREF Trust Company, FSB is a federally chartered savings bank.
      D) Teachers Advisors, Inc. provides investment advice for the Registrant.
      E) Teachers Personal Investors Services, Inc. provides broker-dealer services for the Registrant and TIAA Separate Account VA-1.
      F) TIAA-CREF Investment Management, LLC, provides investment advice for College Retirement Equities Fund.
      G) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.
      H)    TCT Holdings, Inc., holds the stock of TIAA-CREF Trust Company, FSB.

Item 25. Indemnification

      As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated January 15, 1997 (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

      To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (I) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (I) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

      The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

      Teachers Advisors, Inc. (Advisors) also provides investment management service to TIAA Separate Account VA-1. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC (Investment Management) and are employees of TIAA. John Biggs is also a trustee of TIAA, CREF, TIAA-CREF Individual & Institutional Services, Inc. ("Services") and Investment Management, and a director of Teachers Personal Investor Services, Inc. ("TPIS"). He is Chief Executive Officer of TIAA and CREF. Martin L. Leibowitz is a trustee of TIAA, CREF and Investment Management. He is Vice Chairman and Chief Investment Officer of CREF and TIAA. Charles Stamm is a trustee of Investment Management and Services, and a director of TPIS. He is General Counsel of CREF and TIAA. Richard Adamski is also Treasurer of TPIS and Services. Richard Gibbs is also Executive Vice President of TPIS and Services. The principal business address of Investment Management, Services and TPIS is 730 Third Avenue, New York, NY 10017-3206.

Mr. Biggs is also a director of Ralston Purina Company, Checkerboard Square, St. Louis, Missouri 63164; and The Boeing Company, 7755 East Marginal Way South, Seattle, WA 98108.

Item 27. Principal Underwriters

      Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28. Location of TIAA-CREF Mutual Funds Accounts and Records

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

Item 29. Management Services

      State Street Bank and Trust Company, a Massachusetts trust company ("State Street") will provide certain management-related services to the Registrant pursuant to a Custodian Contract between the Registrant, State Street and Teachers Advisors, Inc. ("Advisors"), the investment advisor to the Registrant. Under the Custodian Contract, State Street will, among other things, act as custodian of the assets of the portfolios of the Registrant, keep the Registrant's books of account and compute the net asset value per share of the outstanding shares of each of the Registrant's portfolios. These services will be rendered pursuant to instructions received by State Street from Advisors or the Registrant in the ordinary course of business.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, TIAA-CREF Mutual Funds, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and state of New York, on the 26th day of January, 1999.


                              TIAA-CREF MUTUAL FUNDS


                              By: /s/ Peter C. Clapman
                                  ------------------------
                              Name:  Peter C. Clapman
                              Title: Senior Vice President

      Pursuant to the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                                     Date
---------                   -----                                     ----

/s/ Thomas G. Walsh         President                                 1/26/99
-------------------------   (Principal Executive Officer)
Thomas G. Walsh

/s/ Scott C. Evans          Executive Vice President                  1/26/99
-------------------------   (Principal Financial Officer)
Scott C. Evans

/s/ Richard L. Gibbs        Executive Vice President                  1/26/99
-------------------------   (Principal Accounting Officer)
Richard L. Gibbs

SIGNATURE OF TRUSTEE         DATE          SIGNATURE OF TRUSTEE         DATE
--------------------         ----          --------------------         ----


/s/ Robert H. Atwell         1/26/99       /s/ Bevis Longstreth         1/26/99
-------------------------                  -------------------------
Robert H. Atwell                           Bevis Longstreth


/s/ Elizabeth E. Bailey      1/26/99       /s/ Robert M. Lovell, Jr.    1/26/99
-------------------------                  -------------------------
Elizabeth E. Bailey                        Robert M. Lovell, Jr.


/s/ Joyce A. Fescke          1/26/99
-------------------------                  -------------------------
Joyce A. Fescke                            Stephen A. Ross


/s/ Edes P. Gilbert          1/26/99       /s/ Eugene C. Sit            1/26/99
-------------------------                  -------------------------
Edes P. Gilbert                            Eugene C. Sit


/s/ Stuart Tse Kong Ho       1/26/99       /s/ Maceo K. Sloan           1/26/99
-------------------------                  -------------------------
Stuart Tse Kong Ho                         Maceo K. Sloan


/s/ Nancy L. Jacob           1/26/99       /s/ David K. Storrs          1/26/99
-------------------------                  -------------------------
Nancy L. Jacob                             David K. Storrs


/s/ Marjorie Fine Knowles    1/26/99       /s/ Robert W. Vishny         1/26/99
-------------------------                  -------------------------
Marjorie Fine Knowles                      Robert W. Vishny


                                           /s/ Jay O. Light             1/26/99
                                           -------------------------
                                           Jay O. Light